UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

APYX MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(4)	Proposed maximum aggregate value of transaction: $97,000,000.00
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APYX MEDICAL CORPORATION
5115 Ulmerton Road
Clearwater, Florida 33760

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

On behalf of the Board of Directors (the “Board”) of Apyx Medical Corporation (the “Company”), you are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on August 1, 2019 at 10:00 a.m. Eastern Standard Time at the Company's office located at 5115 Ulmerton Road, Clearwater, Florida 33760, Telephone No. (727) 384-2323.

Information Concerning Solicitation and Voting

The Board is soliciting proxies for the Annual Meeting to be held on August 1, 2019. This Proxy Statement contains information for you to consider when deciding how to vote on the matters brought before the Annual Meeting.

Voting materials, which include the Proxy Statement, Proxy Card and the 2018 Annual Report on Form 10-K, are being mailed to stockholders on or about June 24, 2019. The executive office of our Company is located at 5115 Ulmerton Road, Clearwater, Florida 33760, telephone number (727) 384-2323.

At the Annual Meeting, the Company's stockholders will be asked to:

1.	Elect six (6) directors to the Board to serve until the 2020 Annual Meeting of Stockholders (the “Director Proposal”);

2.	Ratify BDO USA, LLC as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019 (the “Auditor Proposal”);

3.	Approve a non-binding advisory resolution supporting the compensation of our named executive officers (the “Advisory Proposal”);

4.	Approve a non-binding advisory resolution regarding the frequency of future non-binding advisory resolutions relating to the compensation of our named executive officers (the “Frequency Proposal”);

5.	Approve the Company’s 2019 Share Incentive Plan (the “Incentive Plan Proposal”); and

6.	Transact such other business that may properly come before the meeting.

Stockholders are referred to the Proxy Statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board unanimously recommends that you vote “FOR” the Board’s nominees for directors (Proposal 1); “FOR” the Auditor Proposal (Proposal 2); “FOR” the Advisory Proposal (Proposal 3); “FOR” the Frequency Proposal (Proposal 4); “FOR” the Incentive Plan Proposal (Proposal 5); and, in the proxy holder’s best judgment, as to any other matters that may properly come before the Annual Meeting.
All stockholders are invited to attend the Annual Meeting. The close of business on June 14, 2019 is the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting. Consequently, only stockholders whose names appear on our books as owning our common stock at the close of business on June 14, 2019 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any adjournment or postponement of the Annual Meeting in person, we request that you vote by telephone, over the Internet, or complete, sign and mail your proxy card to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, bank or other nominee, and you receive notice of the Annual Meeting through your broker, bank or other nominee, please vote or complete and return the materials in accordance with the instructions provided to you by such broker, bank or other nominee or contact your broker, bank or other nominee directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

The accompanying Proxy Statement contains important information concerning the Annual Meeting, including information as to how to cast your vote. We encourage you to read the accompanying Proxy Statement and other annexes to the Proxy Statement carefully and in their entirety.

Your vote is important to us. Please complete, sign, date and promptly return the proxy card in the enclosed envelope, so that your shares will be represented whether or not you attend the Annual Meeting. Returning a proxy card will not deprive you of your right to attend the Annual Meeting and vote your shares in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD AUGUST 1, 2019:

THIS NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT ON FORM 10-K FOR THE PERIOD ENDING DECEMBER 31, 2018 ARE AVAILABLE AT www.apyxmedical.com. CLICK ON THE BUTTON ‘Investor Relations’.

By order of the Board of Directors

Dated: June 21, 2019	/s/ Andrew Makrides
Andrew Makrides
Chairman of the Board of Directors
Neither the Securities and Exchange Commission nor any state securities regulatory agency has passed upon the adequacy or accuracy of the accompanying Proxy Statement. Any representation to the contrary is a criminal offense.

The accompanying Proxy Statement is dated June 21, 2019, and is first being mailed to stockholders on or about June 24, 2019.

APYX MEDICAL CORPORATION
5115 Ulmerton Road
Clearwater, Florida 33760

PROXY STATEMENT
2019 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

The Board of Directors (the “Board”) of Apyx Medical Corporation (the “Company”) is soliciting proxies for the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m. Eastern Standard Time on August 1, 2019 at the Company's office located at 5115 Ulmerton Road, Clearwater, Florida 33760. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting.

Voting materials, which include the Proxy Statement, Proxy Card and our 2018 Annual Report on Form 10-K (the “Annual Report”), are being mailed to stockholders on or about June 24, 2019. Our executive office is located at 5115 Ulmerton Road, Clearwater, Florida 33760.

We will bear the expense of soliciting proxies. These expenses will include the preparation and mailing of proxy materials for the Annual Meeting. We estimate that the cost of solicitation of proxies will be approximately $40,000 to be incurred solely by us. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for reasonable charges and expenses incurred in forwarding soliciting materials to their clients. We may conduct further solicitation personally or telephonically through our directors, officers, and employees, none of whom will receive additional compensation for assisting with the solicitation. We have retained the services of Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies at the cost of approximately $6,500, plus reimbursement of certain expenses. Stockholders may call Laurel Hill at 888-742-1305 for assistance with voting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The following questions and answers are intended to briefly address commonly asked questions as they pertain to the Annual Meeting. These questions and answers may not address all questions that may be important to you as a stockholder. Please refer to the more detailed information contained elsewhere in this Proxy Statement and the annexes to this Proxy Statement, each of which you should read carefully.

WHAT IS A PROXY?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker, bank or other nominee in order to vote your shares in person at the Annual Meeting.

WHAT IS A PROXY STATEMENT?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

WHO IS SOLICITING YOUR VOTE?

The Board is soliciting your vote for the 2019 Annual Meeting being held at 10:00 a.m. Eastern Standard Time on August 1, 2019, at the Company’s office located at 5115 Ulmerton Road, Clearwater, Florida 33760.

WHAT WILL YOU BE VOTING ON?

(1) Election of six (6) directors to the Board (the “Director Proposal”); (2) Ratification of BDO USA, LLC, as the Company’s auditors for the fiscal year ending December 31, 2019 (the “Auditor Proposal”); (3) Approval of a non-binding advisory resolution supporting the compensation of our named executive officers (the “Advisory Proposal”); (4) Approval of a non-binding advisory resolution regarding the frequency of future non-binding advisory resolutions relating to the compensation of our named executive officers (the “Frequency Proposal”); (5) Approval of the Company’s 2019 Share Incentive Plan (the “Incentive Plan Proposal”); and (6) any other matters which may properly come before the meeting.

WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on June 14, 2019 (the “Record Date”). The Record Date was established by the Board as required by Delaware law. On the Record Date, 34,061,360 shares of common stock were issued and 33,918,785 shares outstanding.

HOW MANY VOTES DO STOCKHOLDERS HAVE?

Holders of common stock at the close of business on the Record Date may vote at the Annual Meeting. You will have one vote for every share of common stock you owned of record on the Record Date.

There is no cumulative voting.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

A majority of the outstanding shares of common stock entitled to vote represented in person or by proxy constitute a quorum. Abstentions and broker non-votes will count for purposes of determining whether a quorum exists, but not for voting purposes.

HOW MAY I VOTE MY SHARES?

You can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting.

(a) How may I vote my shares in person at the meeting?

If your shares are registered directly in your name with our transfer agent, Manhattan Transfer Registrar Co., on the Record Date, you are considered, with respect to those shares, the stockholder of record, and the proxy materials and proxy card are being sent directly to you by the Company. As the stockholder of record, you have the right to vote in person at the Annual Meeting. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and the proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the Annual Meeting. Since you are a beneficial owner and not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares in its name, giving you the right to vote the shares at the Annual Meeting.

(b) How can I vote my shares without attending the meeting?

Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most cases, you will be able to do this by telephone, by using the Internet or by mail. Please refer to the summary instructions included with proxy materials and on your proxy card. For shares held in street name, the voting instruction card will be included in the materials forwarded by the broker or nominee. If you have telephone or Internet access, you may submit your proxy by following the instructions with your proxy materials and on your proxy card. You may submit your proxy by mail by signing your proxy card or, for shares held in street name, by following the voting instructions with your proxy materials and on your proxy card. You may submit your proxy by mail by signing your proxy card or, for shares held in street name, by following the voting instruction card included in the materials forwarded by your stockbroker or nominee and mailing it in the enclosed, postage paid envelope. If you provide specific voting instructions, your shares will be voted as you have instructed.

WHAT ARE THE BOARD’S RECOMMENDATIONS ON HOW I SHOULD VOTE MY SHARES?

The Board unanimously recommends that you vote your shares as follows:

•	Proposal 1 - FOR each of the Board’s nominees for directors;

•	Proposal 2 - FOR the Auditor Proposal;

•	Proposal 3 - FOR the Advisory Proposal;

•	Proposal 4 - FOR “Three Years” for the Frequency Proposal; and

•	Proposal 5 - FOR the Incentive Plan Proposal.

WHAT IF I DO NOT SPECIFY HOW I WANT MY SHARES VOTED?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the designated proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

•	Proposal 1 - FOR each of the Board’s nominees for directors;

•	Proposal 2 - FOR the Auditor Proposal;

•	Proposal 3 - FOR the Advisory Proposal;

•	Proposal 4 - FOR “Three Years” for the Frequency Proposal; and

•	Proposal 5 - FOR the Incentive Plan Proposal.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee may be able to vote those shares. See “What are broker non-votes?” below.

WHAT ARE “BROKER NON-VOTES”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NASDAQ Stock Market LLC (“NASDAQ”), “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, election of directors (even if not consented) and executive compensation. The Director Proposal, the Advisory Proposal, the Frequency Proposal and the Incentive Plan Proposal are considered a “non-routine” matter. Therefore, if you do not provide voting instructions to your broker regarding the Director Proposal, the Advisory Proposal, the Frequency Proposal, and/or the Incentive Plan Proposal, your broker will not be permitted to exercise voting authority to vote your shares on such proposals and will result in a broker non-vote.

•
For Proposal 1, each of the six (6) nominees for director receiving a majority of the votes cast by stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting will be elected (A majority of votes cast means that the number of votes cast “for” a director must exceed the number of votes cast “against” that director). A proxy marked “withhold” or “abstain” with respect to the election of a director will not be voted as to the director indicated and will have the effect of a vote against the proposal, but will be counted for purposes of determining whether there is a quorum. Broker non-votes will not affect the outcome of the vote on this matter.

•
For Proposal 2, the affirmative vote of the majority of the votes cast by stockholders present in person or represented by proxy at the Annual Meeting is required to approve the ratification of the appointment of BDO USA, LLC as our independent registered public accounting firm for its fiscal year ending December 31, 2019.

•
For Proposal 3, the affirmative vote of the majority of the votes cast by stockholders present in person or represented by proxy at the Annual Meeting is required to approve, on an advisory basis, the compensation of our Named Executive Officers as described in this Proxy Statement. In the case of Proposal 3, the advisory votes with respect to executive compensation will neither be binding on the Company or the Board, nor will they create or imply any change in the fiduciary duties of or impose any additional fiduciary duties on, the Company or the Board. However, the Board values the opinions expressed by the stockholders in this advisory vote and will consider the outcome of this vote in determining its compensation policies. Abstentions and broker non-votes are counted to determine whether a quorum is present at the Annual Meeting but are not counted as a vote in favor of or against a particular matter.

•
For Proposal 4, the affirmative vote of the majority of the votes cast by stockholders present in person or represented by proxy at the Annual Meeting is required to approve, on an advisory basis, the frequency of future non-binding advisory votes relating to future named executive officer compensation. In the case of Proposal 4, the advisory votes with respect to the frequency of future non-binding advisory votes relating to future named executive officer compensation will neither be binding on the Company or the Board, nor will they create or imply any change in the fiduciary duties of or impose any additional fiduciary duties on, the Company or the Board. However, the Board values the opinions expressed by the stockholders in this advisory vote and will consider the outcome of this vote in determining its compensation policies. Abstentions and broker non-votes are counted to determine whether a quorum is present at the Annual Meeting but are not counted as a vote in favor of or against a particular matter.

•
For Proposal 5, an affirmative vote of the majority of the votes cast by stockholders present in person or represented by proxy at the Annual Meeting is required to approve the 2019 Share Incentive Plan. Abstentions and broker non-votes are counted to determine whether a quorum is present at the Annual Meeting but are not counted as a vote in favor of or against a particular matter.

WHAT IS THE QUORUM REQUIREMENT?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares of common stock entitled to vote are present at the Annual Meeting in person or represented by proxy. On the Record Date, there were 34,061,360 shares of common stock issued and 33,918,785 outstanding and entitled to vote. Thus, the holders of 16,959,393 shares of common stock must be present in person or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares of common stock present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.

CAN YOU CHANGE YOUR VOTE?

(a) Can a stockholder change his vote?

Yes. Any registered stockholder who voted by proxy or in person may change his or her vote at any time before recording the votes on the date of the Annual Meeting.

(b) How can I change my vote after I return my proxy card?

Provided you are the stockholder of record or have legal proxy from your nominee, you may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may do this by signing and submitting a new proxy card bearing a later date, or by attending the Annual Meeting and voting in person. Attending the Annual Meeting will not revoke your proxy unless you specifically request it.

WHAT IF YOU VOTE “ABSTAIN”?

A vote to “abstain” on Proposal 1 indicates that your shares will not be voted for such matter and will have the effect of a vote against the proposal.

A vote to “abstain” on Proposals 2, 3, 4, and 5 indicates that your shares will not be voted on such matters and will have no effect on the outcome of the vote.

Abstentions are considered as being present for quorum purposes.

CAN YOUR SHARES BE VOTED IF YOU DO NOT RETURN YOUR PROXY AND DO NOT ATTEND THE ANNUAL MEETING?

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item, and has not received instructions from the beneficial owner. Broker non-votes count for quorum purposes but not for voting purposes.

If you do not attend and vote your shares which are registered in your name or if you do not otherwise fill out the proxy card and vote by proxy, your shares will not be voted.

WHAT HAPPENS IF THE MEETING IS POSTPONED OR ADJOURNED?

Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is actually voted.

WHAT IS HOUSEHOLDING OF ANNUAL MEETING MATERIALS?

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statement and annual reports. This means that only one copy of our Proxy Statement and Annual Report to Stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact the Secretary at the following address or telephone number: 5115 Ulmerton Road, Clearwater, Florida 33760, telephone number (727) 384-2323. If you want to receive separate copies of this Proxy Statement or the Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or telephone number.

DO STOCKHOLDERS HAVE DISSENTERS’ RIGHTS?

Stockholders do not have dissenters’ rights of appraisal with respect to any of the proposals being voted on.

WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

You may receive more than one set of voting materials, including multiple copies of the Notice of Annual Meeting or this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a notice for shares held in your name and a notice or voting instruction card for shares held in street name. Please follow the directions provided in the notice and each additional notice or voting instruction card you receive to ensure that all your shares are voted.

WHAT ARE THE SOLICITATION EXPENSES AND WHO PAYS THE COST OF THIS PROXY SOLICITATION?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use our officers and employees to ask for proxies, as described below. In addition, we have retained Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies for a fee of approximately $6,500 plus reimbursement of expenses.

WHERE CAN I FIND VOTING RESULTS?

We expect to publish the voting results in a Current Report on Form 8-K, which we expect to file with the SEC within four business days following the Annual Meeting.

WHO CAN HELP ANSWER MY QUESTIONS?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to herein. If you have any questions, need additional material, or require assistance in voting your shares, please feel free to contact Laurel Hill Advisory Group, LLC, the firm assisting us in the solicitation of proxies. Stockholders may call Laurel Hill toll-free at 888-742-1305.

PROPOSAL ONE

ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

The Governance and Nominating Committee of the Board has nominated six (6) persons consisting of Andrew Makrides, Charles D. Goodwin, Lawrence J. Waldman, Michael Geraghty, John Andres and Craig Swandal, each a current Director, for re-election to the Board.

Each director serves from the date of his election until the next annual meeting of stockholders and until his successor is duly elected and qualified. The accompanying proxy card will be voted in favor of the persons named above to serve as directors, unless the Stockholder indicates to the contrary on the proxy card. See “Information Regarding Executive Officers, Directors and Director Nominees” for biographical information as to each nominee.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 1 TO ELECT AS DIRECTORS THE SIX NOMINEES PROPOSED BY THE GOVERNANCE AND NOMINATING COMMITTEE OF THE BOARD.

Information Regarding our Board

Our Certificate of Incorporation and Bylaws provide for our Company to be managed by or under the direction of the Board. Under our Certificate of Incorporation and Bylaws, the number of directors is fixed from time to time by the Board. The maximum number of directors permitted pursuant to our Certificate of Incorporation and Bylaws is nine. Currently, the number of Board seats constituting the entire Board is fixed at seven, and the number of directors currently serving is six, leaving one vacancy on the Board. Our Board continuous to review potential additional Board members and if we identify a person with the appropriate skill set and expertise, we would consider appointing such person to the Board. The Board currently has four members who have been determined to be “independent” as defined by the applicable rules of The NASDAQ Stock Market LLC and the Securities and Exchange Commission. These “independent” directors are Michael Geraghty, John Andres, Lawrence J. Waldman, and Craig Swandal. Our common stock is listed on The NASDAQ Stock Market LLC under the symbol “APYX”.

The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling and direction to our management. Our Board meets on a regular basis and additionally as required. Written or electronic materials are distributed in advance of meetings as a general rule and our Board schedules meetings with, and presentations from, members of our senior management on a regular basis and as required.

Directors are elected at the Annual Meeting and hold office until our next annual meeting of stockholders and until their successors are elected and qualified. Officers are appointed by the Board and serve at the pleasure of the Board.

The Board held 8 meetings and acted by unanimous written consent 3 times during the 2018 fiscal year. All of the directors attended 100% of the meetings of the Board and of the committees on which they served. While we encourage all members of the Board to attend Annual Meetings of Stockholders, there is no formal policy as to their attendance.

Legal Proceedings Involving Directors

There were no legal proceedings involving the nominees to the Board in the past ten years.

Board Leadership Structure

The independent directors appointed Lawrence J. Waldman as the Lead Independent Director. The Lead Independent Director is appointed by the Board and is responsible for coordinating the activities of the independent directors and coordinating with the Chief Executive Officer of the Company to set agendas for Board meetings and chair executive sessions of the independent directors. The Lead Independent Director is also responsible for meeting, from time to time, with the Company’s Compensation Committee to discuss the Chief Executive Officer’s performance.

The Company’s Corporate Governance Policies also contain several features which the Company believes will ensure that the Board maintains effective and independent oversight of management, including the following:

•
Executive sessions without management and non-independent directors present are a standing Board agenda item. Executive sessions of the independent directors are held at any time requested by an independent director and, in any event, are held in connection with all regularly scheduled Board meetings.

•	The Board regularly meets in executive session with the CEO without other members of management present.

•	All Board committee members are independent directors. The committee chairs have authority to hold executive sessions without management and non-independent directors present.

The Board has no formal policy with respect to separation of the positions of Chairman and CEO or with respect to whether the Chairman should be a member of management or an independent director, and believes that these are matters that should be discussed and determined by the Board from time to time. The Chief Executive Officer of the Company, Charles D. Goodwin, is tasked with the responsibility of implementing our corporate strategy. We believe Mr. Goodwin is best suited for leading discussions, at the Board level, regarding performance relative to our corporate strategy and this discussion accounts for a significant portion of the time devoted at our Board meetings.

Risk Management Oversight

The Board believes that risk management is an important component of the Company’s corporate strategy. While we assess specific risks at our committee levels, the Board, as a whole, oversees our risk management process, and discusses and reviews with management major policies with respect to risk assessment and risk management. The Board is regularly informed through its interactions with management and committee reports about risks we face in the course of our business. Our Audit Committee also takes an active role in risk assessment and risk management.

INFORMATION REGARDING EXECUTIVE OFFICERS, DIRECTORS AND DIRECTOR NOMINEES

The following table sets forth the names, ages and positions within the Company of each of our directors, director nominees, executive officers and key employees.

Name	Age	Position	Director Since
Charles D. Goodwin	53	Chief Executive Officer and Director	December 2017
Tara Semb	49	Chief Financial Officer, Treasurer and Secretary	N/A
Todd Hornsby	43	Executive Vice President	N/A
Moshe Citronowicz	66	Senior Vice President	N/A
Andrew Makrides	77	Chairman of the Board	December 1982
Lawrence J. Waldman	72	Director	March 2011
Michael Geraghty	72	Director	March 2011
John Andres	61	Vice-Chairman of the Board	July 2014
Craig Swandal	58	Director	March 2018
Andrew Makrides, Esq., age 77, Chairman of the Board, received a Bachelor of Arts degree in Psychology from Hofstra University and a Juris Doctor Degree from Brooklyn Law School. He is a member of the Bar of the State of New York and practiced law from 1968 until joining Apyx Medical Corporation as a co-founder and Executive Vice President and director, in 1982. Mr. Makrides became President of the Company in 1985 and the CEO in December 1998 and served as such until March 18, 2011 at which point he relinquished his position as President, but remained CEO until December 2013. Mr. Makrides employment contract expired December 31, 2016. Mr. Makrides has over 30 years of executive experience in the medical industry.

Charles D. Goodwin, age 53, Chief Executive Officer and a Director of Apyx Medical, is an accomplished senior executive with over 25 years of experience in the healthcare industry. Before joining Apyx Medical in December 2017, Mr. Goodwin was the Chief Executive Officer of MIS Implants Technologies, Inc., a privately held company specializing in dental implants. Prior to this position, Mr. Goodwin spent more than 11 years with Olympus/Gyrus ACMI in a variety of commercial and leadership roles of increasing responsibility. Mr. Goodwin began as a regional sales director for Gyrus in 2002 and was later promoted to Vice President of Sales, overseeing the Company’s strong commercial ramp and assisting Gyrus’ executive leadership team in the successful acquisition of American Cytoscope Makers, or “ACMI”, for $500 million in 2005. As President of Gyrus ACMI’s surgical division, Mr. Goodwin developed the company’s global distribution network and achieved average annual sales growth of 35% for three consecutive years, resulting in a promotion to President of Worldwide Sales in 2007. As President of Worldwide Sales for Gyrus ACMI, Mr. Goodwin was responsible for a global business with approximately 700 employees and was a key contributor to the successful sale of Gyrus ACMI to Olympus for $2.2 billion in 2008. Mr. Goodwin served as Group Vice President of Olympus Corporation’s global surgical energy group, where he was responsible for commercial strategy, R&D and operations for a business with more than 500 employees worldwide. Mr. Goodwin held this position for five years before joining MIS Implants Technologies, Inc. in 2014. Mr. Goodwin holds a B.A. Finance and Economics from Eastern Washington University.

Tara Semb, age 49, Chief Financial Officer, Treasurer and Secretary. Prior to joining Apyx Medical, Ms. Semb was the Chief Financial Officer for AVAIL Vapor LLC, a manufacturer and retailer of e-liquid for use in electronic vapor devices, from 2015 until 2018. Ms. Semb previously worked for Amsted Industries, a diversified global manufacturer of industrial components, in multiple positions of increasing responsibility from 2006 until 2015, culminating in her promotion to Director of Finance for the company’s rail bearings division in 2013. Before joining Amsted Industries as Director of Internal Audit in 2006, she held financial and operational roles at Blyth Industries, a manufacturer and seller of candles and home fragrance products, and Anixter International, a global distributor of network & security solutions. She began her career in 1991 as an auditor at Price Waterhouse. Ms. Semb holds a Bachelor of Science degree in Accounting from the University of Illinois, as well as an MBA from Washington University in St. Louis. She is a Certified Public Accountant (CPA).

Todd Hornsby, age 43, Executive Vice President, has responsibility for the Sales and Marketing efforts globally. He is an accomplished Senior Executive with more than 17 years of success in the medical device and biotech industries. Throughout his career, Todd has held various leadership positions and has extensive experience in sales, sales management, and with building strong teams and launching new technologies. Since joining Apyx™ Medical, Todd has focused primarily on the commercialization of Apyx’s J-Plasma® advanced energy system. Prior to joining Apyx, Todd held roles of increasing seniority and responsibility at CryoLife, Inc. During his tenure, Todd directed the US Sales team, with a diversified product portfolio of biological heart valves and vascular grafts, surgical adhesives and hemostatic agents, dialysis access and CHF chronic heart failure products. Todd also directed successful integrations of three acquisitions into the US sales channel. Early in his medical device career, Todd held positions with Ethicon - Endo Surgery and Medex Medical. Todd holds a BA in Psychology from Hope College. He is also the recipient of many awards for sales achievement and growth.

Moshe Citronowicz, age 66, Senior Vice President came to the United States in 1978 and has worked in a variety of manufacturing and high technology industries. In October 1993, Mr. Citronowicz joined the Company as Vice President of Operations and served as our Chief Operating Officer until November 2011. Currently, he is serving as the Senior Vice President. Mr. Citronowicz’s employment contract extends to December 31, 2019.

Lawrence J. Waldman, CPA, age 72, has served as a director since March 2011 and is currently the Chair of our audit committee and Lead Independent Director of the Board. Mr. Waldman has over thirty-five years of experience in public accounting. Mr. Waldman currently serves as a senior advisor to First Long Island Investors, LLC, an investment and wealth management firm since May 2016. Prior to that Mr. Waldman served as an advisor to the accounting firm of EisnerAmper LLP, where he was previously the Partner-in-Charge of Commercial Audit Practice Development for Long Island since September 2011. Prior to joining EisnerAmper LLP, Mr. Waldman was the Partner-in-Charge of Commercial Audit Practice Development for Holtz Rubenstein Reminick, LLP from July 2006 to August 2011. Mr. Waldman was the Managing Partner of the Long Island office of KPMG LLP from 1994 through 2006, the accounting firm where he began his career in 1972. Mr. Waldman was elected to the Board of Directors of Comtech Telecommunications Corp. in August of 2015 and since December 2015, serves as Chair of its audit committee. In October 2016, Mr. Waldman was appointed and subsequently in December 2016 elected to the Board of Directors of CVD Equipment Corporation, and serves as the Chair of the audit committee and as Lead Independent Director Mr. Waldman serveed through October 2018 as a member of the Board of Directors of Northstar/RXR Metro Income Fund, a non-traded Real Estate Investment Trust and has served as a member of its audit committee since 2014. Mr. Waldman is also the Chair of the Supervisory Committee of Bethpage Federal Credit Union. Mr. Waldman also served as a member of the State University of New York’s Board of Trustees and as chair of its audit committee. He previously served as the Chairman of the Board of Trustees of the Long Island Power Authority and as Chair and a member of the finance and audit committee of its Board of Trustees. Mr. Waldman meets the definition of a financial expert as defined by the SEC and The NASDAQ Stock Market LLC.

Michael Geraghty, age 72, has served as a director since March 2011 and was previously employed as the President of Global Sales at Optos, Inc., a developer and manufacturer of retinal imaging devices for screening, detection and diagnosis of eye related conditions. From 2005 through 2008, he was the President of International Sales at Gyrus Acmi where he first started in 2000 as Senior Vice President of Sales for Gyrus Medical. Prior to this, Mr. Geraghty was the Vice President of Sales and Marketing for Everest Medical, Inc. and before that was the Director of Marketing for Advanced Products at Arthrocare Corporation. Mr. Geraghty specializes in building independent direct sales teams in the medical device industry and has extensive domestic and international sales and marketing experience. He received his bachelor’s degree from St. Mary’s University and graduate degree in Executive Sales Management from the University of Minnesota.

Craig Swandal, age 58, has served on the Board since March 2018. Mr. Swandal has over 30 years of experience at public and privately-held medical technology and electronics manufacturing companies. He began his career in 1981 at Unisys Corporation, a manufacturer of main frame computer systems, where he held a variety of manufacturing positions of increasing responsibility. In 1995 he joined Silent Knight, a manufacturer of industrial fire and security systems, as a Manufacturing Manager and was promoted to Vice President of Operations. In 2001, Mr. Swandal joined Gyrus, a manufacturer of surgical devices, where he was responsible for the company’s manufacturing operations as Director of Operations and later Vice President of Operations. Following the acquisition of Gyrus ACMI, Mr. Swandal served on the executive leadership teams of several companies, including ATS Medical, ACELL and Tendyne, where he was focused on operational development. He is currently the Principal of Lead 2 Change Consulting, where he assists companies in identifying and implementing new manufacturing initiatives. Mr. Swandal serves as a member of the Board of Managers for Tiumed LLC a nontraded Medical Device start up. Mr. Swandal holds a Bachelor’s degree in Organizational Management and Communications from Concordia University, as well as a mini Master of Business Administration in Medical Technology from the University of St Thomas.

John Andres, age 61, serves as Vice Chairman of the Board and has over thirty years of experience in the medical device industry. Since April, 2004, Mr. Andres has been a private consultant, doing business through John C. Andres, LLC, specializing in patent/business strategy development and execution. He also is a partner of Hawk Healthcare, LLC, which provides strategic transaction management to private individuals and companies. In 2017, Mr. Andres joined the Longeviti Neuro Solutions, LLC Board of Directors, which is developing cranial implant products for cranial reconstruction. In 2004, Mr. Andres helped found K2M, Inc. (KTWO) and from 2004 until 2010 served as a member of the Board of Directors of K2M, Inc. Prior to 2004, Mr. Andres held various legal and strategic business development positions at the Surgical Division of Tyco Healthcare Group, LLP, now Medtronic (NYSE: MDT) and its predecessor, United States Surgical Corporation. Before joining U.S. Surgical, Mr. Andres worked at the New York law firm of Morgan & Finnegan. He received his Associate of Applied Science degree from Rochester Institute of Technology, his Bachelor of Arts degree from Lehigh University and his Juris Doctor from Pace University School of Law.

COMMITTEES OF OUR BOARD

We have a standing Audit Committee, Compensation Committee and Governance and Nominating Committee.

Audit Committee

The Audit Committee assists the Board in its general oversight of our financial reporting, internal controls, and audit functions, and is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. The Audit Committee reviews and discusses with management and our independent accountants the annual audited and quarterly financial statements (including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), reviews the integrity of the financial reporting processes, both internal and external, reviews the qualifications, performance and independence of our independent accountants, and prepares the Audit Committee Report included in its Annual Report in accordance with rules and regulations of the Securities and Exchange Commission. The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties. The Audit Committee also acts as a qualified legal compliance committee.

The meetings of the Committee are designed to facilitate and encourage communication among the Committee, the Company and the Company’s independent auditor. The Committee discussed with the Company’s Independent Auditor the overall scope and plans for their respective audits. The Committee meets with the independent auditor, with and without management present, to discuss the results of their examinations; their evaluations of the Company’s internal controls; and the overall quality of the Company’s financial reporting.

During 2018, our Audit Committee consisted of three (later four) independent members of the Board, Lawrence J. Waldman, John Andres and Michael Geraghty. In August 2018, Craig Swandal was added to the Audit Committee, for a total of four members. As a smaller reporting company, we are required to have at least two independent members comprising our Audit Committee in accordance with Rule 10A-3 of the Securities Exchange Act of 1934 and the rules of The NASDAQ Stock Market LLC. During 2018, Mr. Waldman served as the Audit Committee Chairman and “financial expert” (as defined in Item 407(a)(5) of Regulation S-K promulgated under the Exchange Act). The Audit Committee meets as often as it determines necessary but not less frequently than once every fiscal quarter. During 2018, the Audit Committee met four times.

The membership of the Audit Committee, together with appointment dates and attendance at meetings, is set forth below:

Members	Committee member since	Attendance at full meetings during 2018
Lawrence J. Waldman	March 2011	100%
John Andres	July 2014	100%
Michael Geraghty	December 2016	100%
Craig Swandal	August 2018	100%
A copy of the Audit Committee Charter will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary. A copy of the Audit Committee Charter is available at www.apyxmedical.com. Select the “Investor Relations” button.

Governance and Nominating Committee

The Governance and Nominating Committee is responsible for matters relating to the corporate governance of our company and the nomination of members of the board and committees thereof. During 2018, our Governance and Nominating Committee consisted of three independent members of the Board, John Andres who serves as Chairman, Lawrence J. Waldman and Michael Geraghty. The Governance and Nominating Committee meets as often as it determines necessary, but not less than once a year. During 2018, Governance and Nominating Committee met once.

When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Governance and Nominating Committee focused primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. As more specifically described in such person’s individual biographies set forth above, our directors possess relevant and industry-specific experience and knowledge in the medical, engineering and business fields, as the case may be, which we believe enhances the Board’s ability to oversee, evaluate and direct our overall corporate strategy. The Governance and Nominating Committee annually reviews and makes recommendations to the Board regarding the composition and size of the Board so that the Board consists of members with the proper expertise, skills, attributes, and personal and professional backgrounds needed by the Board, consistent with applicable regulatory requirements.

The Governance and Nominating Committee believes that all directors, including nominees, should possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of our stockholders. The Governance and Nominating Committee will consider criteria including the nominee’s current or recent experience as a senior executive officer, whether the nominee is independent, as that term is defined in existing independence requirements of The NASDAQ Stock Market LLC and the Securities and Exchange Commission, the business, scientific or engineering experience currently desired on the Board, geography, the nominee’s industry experience, and the nominee’s general ability to enhance the overall composition of the Board.

The Governance and Nominating Committee does not have a formal policy on diversity; however, in recommending directors, the Board and the Committee consider the specific background and experience of the Board members and other personal attributes in an effort to provide a diverse mix of capabilities, contributions and viewpoints which the Board believes enables it to function effectively as the Board of a company with our size and nature of business.

If a Stockholder wishes to nominate a candidate to be considered for election as a director at the 2020 Annual Meeting of Stockholders, he or she must submit nominations in accordance with the procedures set forth in “Stockholder Proposals For Next

Annual Meeting.” If a Stockholder wishes simply to propose a candidate for consideration as a nominee by the Governance and Nominating Committee, he or she should submit any pertinent information regarding the candidate to the members of the Governance and Nominating Committee of Apyx Medical Corporation, c/o Secretary, 5115 Ulmerton Road, Clearwater, Florida 33760.

A copy of the Governance and Nominating Committee Charter will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary. A copy of the Governance and Nominating Committee Charter is available www.apyxmedical.com. Select the “Investor Relations” button.

Compensation Committee

The Compensation Committee is responsible for overseeing our compensation and employee benefit plans (including those involving the issuance of our equity securities) and practices, including formulating, evaluating and approving the compensation of our executive officers and reviewing and recommending to the full Board the compensation of our Chief Executive Officer. During 2018, our Compensation Committee consisted of three independent members of the Board, Michael Geraghty who served as Chairman, John Andres and Lawrence J. Waldman. The Compensation Committee meets as often as it determines necessary, but not less than once a year. During 2018, the Compensation Committee met three times.

To understand the competitiveness of compensation arrangements provided to our executive officers, in 2014 the Compensation Committee engaged Pearl Meyer & Partners to perform a competitive assessment of base salaries, bonuses for on-target performance and grants of equity incentives. In 2016, and again in 2018, Pearl Meyer & Partners updated the competitive frame of reference for the study to consist of the following group of pre-selected companies that were of comparable size and operated in our industry category.

Corindus Vascular Robotics, Inc.	IRIDEX Corporation	Restoration Robotics, Inc.
Cutera, Inc.	Misonix, Inc.	Sensus Healthcare, Inc.
Esko Bionics Holdings, Inc.	Neuronetics, Inc.	Utah Medical Products, Inc.
iCAD, Inc.	Nuvectra Corporation	Viveve Medical, Inc.
IRadimed Corporation	OrthoPediatrics Corp.

A copy of the Compensation Committee Charter will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary. A copy of the Compensation Committee Charter is available www.apyxmedical.com. Select the “Investor Relations” button.

The table below indicates the current membership of each committee and how many times the Board and each committee met in 2018:

	Board	Audit	Governance and Nominating	Compensation
Andrew Makrides	Chairman
Charles D. Goodwin	Member
John Andres	Vice Chairman	Member	Chairman	Member
Michael Geraghty	Member	Member	Member	Chairman
Lawrence J. Waldman	Member	Chairman (1)	Member	Member
Craig Swandal	Member	Member
Number of Meetings	8	4	1	3

(1)	Mr. Waldman has also been designated the Audit Committee’s financial expert as well as the Board’s Lead Independent Director.

Stockholder Communications

The Board provides a process by which Stockholders may communicate with the Board, including our independent directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to any director or the entire Board of Directors of Apyx Medical Corporation, c/o Secretary, 5115 Ulmerton Road, Clearwater, Florida 33760. All mail received at the above address that is addressed to the Board or any individual director will be relayed by the Company to the Board or such individual director. On a periodic basis, all such communications will be compiled by the Secretary and submitted to the Board or the individual director to whom the communications are addressed.

Code of Ethics

On March 30, 2004 Apyx adopted a Code of Business Conduct and Ethics for executive employees.

A copy of the Code of Business Conduct and Ethics which expressly includes the CEO and CFO, is available on our website at http://apyxmedical.com/wp-content/uploads/2018/12/bovie_code_of_business_conduct_and_ethics_v2.pdf.

COMPENSATION DISCUSSION AND ANALYSIS

General Compensation Philosophy

The primary objective of our compensation program for employees, including our compensation program for executive officers, is to attract, retain and motivate qualified individuals and reward them in a manner that is fair to all stockholders. We strive to provide incentives for every employee that rewards them for their contribution to the Company.

The primary objective of our compensation program for employees, including our compensation program for executive officers, is to attract, retain and motivate qualified individuals and reward them in a manner that is fair to all stockholders. We strive to provide incentives for every employee that rewards them for their contribution to the Company.

Our compensation program is designed to be competitive with other employment opportunities and to align the interests of all employees, including executive officers, with the long-term interests of our stockholders. Historically, for our executive officers, we link a much higher percentage of total compensation to incentive compensation such as stock based compensation than we do for other employees.

With these objectives in mind, our Board has built executive and non-executive compensation programs that consist of three principal elements - base salary, performance bonuses and grants of stock options and/or shares of restricted stock.

To understand the competitiveness of compensation arrangements provided to our executive officers, in 2014 the Compensation Committee engaged Pearl Meyer & Partners to perform a competitive assessment of base salaries, bonuses for on-target performance and grants of equity incentives. In 2016, and again in 2018, Pearl Meyer & Partners updated the competitive frame of reference for the study to consist of the following group of pre-selected companies that were of comparable size and operated in our industry category.

Corindus Vascular Robotics, Inc.	IRIDEX Corporation	Restoration Robotics, Inc.
Cutera, Inc.	Misonix, Inc.	Sensus Healthcare, Inc.
Esko Bionics Holdings, Inc.	Neuronetics, Inc.	Utah Medical Products, Inc.
iCAD, Inc.	Nuvectra Corporation	Viveve Medical, Inc.
IRadimed Corporation	OrthoPediatrics Corp.

In addition to the peer group, Pearl Meyer referenced industry-specific, size-adjusted market survey data where appropriate.

The results of the survey confirmed that, consistent with our desired philosophy, our compensation arrangements were competitive with the marketplace, with some variation by individual.

Compensation Program

Base Salary

We pay base salaries to our Named Executive Officers (as defined below) in order to provide a consistent, minimum level of pay that sustained individual performance warrants. We also believe that a competitive annual base salary is important to attract and retain an appropriate caliber of talent for each position over time.

The annual base salaries of our Named Executive Officers are determined by our Compensation Committee and approved by the Board. All salary decisions are based on each Named Executive Officer’s level of responsibility, experience and recent and past performance, as determined by the Compensation Committee. The Compensation Committee benchmarks base salaries using a major independent consulting firm and using their recommendations and other information the Committee evaluates and establishes the base compensation for our named executives.

Name	Title	Base Salary 2018
Charles D. Goodwin	Chief Executive Officer and Director	$400,000
Jay D. Ewers*	Former Chief Financial Officer, Treasurer and Secretary	271,000
Tara Semb	Chief Financial Officer, Treasurer and Secretary	—
Todd Hornsby	Executive Vice President	277,886
Moshe Citronowicz	Senior Vice President	226,410
*Mr. Ewers resigned as an officer effective as of December 31, 2018.
Performance Bonus

The second component of executive compensation is performance bonuses which are earned when defined metrics are achieved.

For 2018, the Company established a combination of financial, operational and personal objectives as the broad criteria that would determine annual performance bonus amounts for the year, which, following the divestiture of our Core business segment in 2018, included only the financial, operational and personal objectives related to the Company’s Advanced Energy revenue, as outlined below.

(In millions)	Threshold	Target	Achievement	Overall Weight	Achievement	Calculation
Advanced Energy Revenue	10.1	11.2	13.3	100%	125%	125%
Total				100%		125%

After careful review and consideration of the measures that comprise the 2018 bonus, the Compensation Committee approved the following performance bonuses:

Name	Bonus
Charles D. Goodwin	$375,000
Jay D. Ewers*	169,375
Moshe Citronowicz	141,506
Todd Hornsby	100,000
Tara Semb	—
Total	$785,881
*Mr. Ewers resigned as an officer effective as of December 31, 2018

Stock Options

The third component of executive compensation is equity grants which have mainly come in the form of stock options. We believe that equity ownership in our Company is important to provide our Executive Officers with long-term incentives to better align interests of executives with the interests of stockholders and build value for our stockholders. In addition, the equity compensation is designed to attract and retain the executive management team. Stock options have value only if the stock price increases over time and, therefore, provide executives with an incentive to build Apyx’s value. This characteristic ensures that the Executive Officers have a meaningful portion of their compensation tied to future stock price increases and rewards management for long-term strategic planning through the resulting enhancement of the stock price.

Stock option awards to Executive Officers are entirely discretionary. The CEO recommends to the Compensation Committee awards for Executive Officers other than himself. The Compensation Committee considers this recommendation along with the prior contribution of these individuals and their expected future contributions to our growth. The Committee formulates and presents its recommended allocation of stock option awards to the Board for approval. The Compensation Committee then would make an independent determination on CEO stock option awards, again formulating and presenting its recommendation for the allocation of stock option awards to the Board for approval. The Board approves, rejects, or, if necessary, modifies the Committee’s recommendations.

Perquisites and Other Benefits

Our Executive Officers are eligible for the same health and welfare programs and benefits as the rest of our employees in their respective locations.

Our Executive Officers are entitled to participate in and receive employer contributions to Apyx's 401(k) Savings Plan. For more information on employer contributions to the 401(k) Savings Plan see the Summary Compensation Table and its footnotes.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), places a limit of $1.0 million on the amount of compensation that we may deduct as a business expense in any year with respect to each of our most highly paid executives unless, among other things, such compensation is performance-based and has been approved by stockholders. The non-performance-based compensation paid to our executive officers for the 2018 fiscal year did not exceed the $1.0 million limit per executive officer. Accounting considerations also play an important role in the design of our executive compensation program. Accounting rules, such as FASB ASC Topic 718-10-10, Share-Based Payment, require us to expense the cost of our stock option grants which reduces the amount of our reported profits. Because of option expensing and the impact of dilution on our stockholders, we pay close attention to the number and value of the shares underlying stock options we grant.

Summary Compensation Table

The following table sets forth the compensation paid to each of our Executive Officers for the three years ended December 31, 2018, 2017, and 2016 for services to our Company in all capacities:

Name and Principal Position	Year	Salary	Bonus ($)		Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation Earnings ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (6)		Total ($)
Charles D. Goodwin	2018	$400,000	$1,075,500		$—	$—	$—	$—	$14,233		$1,489,733
CEO and Director	2017	15,385	—		—	1,770,000	—	—	—		$1,785,385
	2016	—	—		—	—	—	—	—		$—
											$—
Jay D. Ewers*	2018	271,000	369,875		—	47,970	—	—	8,628		$697,473
Former Chief Financial Officer,	2017	271,000	300	(2)	—	137,340	—	—	8,491		$417,129
Treasurer and Secretary	2016	235,000	109,892		—	—	—	—	10,608		$355,500
											$—
J. Robert Saron****	2018	223,000	200,000		—	—	—	—	1,049,251	(5)	$1,472,251
President, Chief Sales &	2017	334,485	300	(3)	—	137,340	—	—	19,769		$491,891
Marketing Officer & Director	2016	318,917	148,956		—	32,375	—	—	24,383		$524,631
											$—
Moshe Citronowicz	2018	226,410	342,006		—	—	—	—	19,904		$588,320
Senior Vice President	2017	226,410	300	(4)	—	137,340	—	—	18,968		$383,014
	2016	213,990	100,112		—	32,375	—	—	22,066		$368,543
											$—
Todd Hornsby	2018	277,886	200,500		—	—	—	—	25,713		$504,099
Executive Vice President(**)	2017	504,152	300		—	206,430	—	—	25,076		$735,958
	2016	320,963	500		—	—	—	—	17,168		$338,631
											$—
Tara Semb(***)	2018	—	—		—	—	—	—	—		$—
Chief Financial Officer,	2017	—	—		—	—	—	—	—		$—
Treasurer and Secretary	2016	—	—		—	—	—	—	—		$—
* Resigned as an Officer on December 31, 2018. **Assumed role as Executive Vice President on January 2, 2019. ***Assumed role as CFO, Treasurer and Secretary on January 2nd, 2019. **** Resigned as Officer and director on August 30, 2018, as part of the divestiture for the Core business segment.

(1)
These columns represent the grant date fair value of the awards as calculated in accordance with FASB ASC 718 (Stock Compensation). Pursuant to SEC rule changes effective February 28, 2010, we are required to reflect the total grant date fair values of the option grants in the year of grant, rather than the portion of this amount that was recognized for financial statement reporting purposes in a given fiscal year which was required under the prior SEC rules, resulting in a change to the amounts reported in prior Annual Reports.

(2)
The Company and Mr. Ewers voluntarily agreed to waive his bonus payment for 2017 of $67,344. Mr. Ewers resigned from all of his positions as an Officer with the Company effective December 31, 2018, although he continued as an employee during the first quarter of 2019. In connection with this departure, the Company and Mr. Ewers entered into a separation agreement, dated November 12, 2018. Severance costs incurred included salary, option expense and other benefits of approximately $779,000 and will be operational cash outflows during 2019.

(3)	The Company and Mr. Saron voluntarily agreed to waive his bonus payment for 2017 of $83,119.
(4)	The Company and Mr. Citronowicz voluntarily agreed to waive his bonus payment for 2017 of $56,263.
(5)
J. Robert Saron resigned from all positions with the Company and entered into a Separation Agreement and General Release, dated August 30, 2018. Mr. Saron shall be paid all wages, wage supplements and any and all other employment compensation and benefits due; and a lump sum payment in the gross amount of $1,033,450 (representing three (3) times Mr. Saron’s annual base salary), less applicable federal, state and local deductions and withholdings.

(6)	The amounts for 2018 include compensation under the following plans and programs:

	Charles D. Goodwin	Jay D. Ewers*	J. Robert Saron	Moshe Citronowicz	Todd Hornsby	Tara Semb
Life insurance premiums	$461	$503	$303	$464	$503	$—
Health insurance premiums	5,522	—	8,435	12,648	18,258	—
Employer 401(k) contribution	8,250	8,125	7,063	6,792	6,952	—
Total	$14,233	$8,628	$15,801	$19,904	$25,713	$—
Amounts in the table above are pro-rated where applicable.

*Mr. Ewers resigned as an officer effective as of December 31, 2018.

Employment Agreements and Potential Payments Upon Termination or Change in Control

At December 31, 2018, we were obligated under three employment agreements.

Name	Contract Expiration Date
Charles D. Goodwin	N/A (1)
Jay D. Ewers	N/A (2)
Moshe Citronowicz	December 31, 2019

(1)	Employment contracts provide for the Executives to remain employed by the Company until such time as their employment is terminated pursuant to the terms of their Employment Agreement.
(2)
Effective December 31, 2018, Jay Ewers resigned as an Officer of the Company. In connection with his Resignation, the Company and Mr. Ewers entered into a Separation Agreement and General Release, effective as of November 12, 2018. Mr. Ewers shall be paid all wages, wage supplements and any and all other employment compensation and benefits due to Mr. Ewers through and including the separation date; his 2018 bonus in accordance with the terms and conditions of the Company’s 2018 Executive Compensation Plan; a lump sum severance payment in the gross amount of $271,000 (representing Mr. Ewers’ annual base salary), which shall be paid in twenty-six bi-weekly equal installments on the Company’s regular payroll dates; and (iv) monthly payments of one-twelfth of the gross amount of $135,500, which constitutes payment of Mr. Ewers’ target bonus for 2019, to be paid over the twelve month period following the separation date in accordance with the Company’s applicable Executive Compensation Plan. Provided that Mr. Ewers provides the Transition Services to the Company, Mr. Ewers shall be paid an additional gross amount of $203,250, less legally required federal, state and local and other authorized deductions, which shall be paid in twenty-six bi-weekly equal installments on the Company’s regular payroll dates, with the first such payment to be made on the first regular payroll date following the Separation Date.

Approximate future minimum payments under these agreements are as follows as of December 31, 2018:
(In thousands)
2019	$1,005
2020	—
Total	$1,005

Employment contracts, other than for Messrs. Goodwin and Ewers, contain an automatic extension for a period of one year after the initial term unless we provide the executives with appropriate 60 days written notice pursuant to the contracts. The employment agreements provide, among other things, that the executive may be terminated as follows:

(a)	Upon the death of the executive, in which case the executive’s estate shall be paid the basic annual compensation due the employee pro-rated through the date of death.
(b)
By the resignation of the executive at any time upon at least thirty (30) days prior written notice to Apyx in which case Apyx shall be obligated to pay the employee the basic annual compensation due him pro-rated to the effective date of termination.

(c)
By Apyx, “for cause” if during the term of the employment agreement the employee violates the non-competition provisions of his employment agreement, or is found guilty in a court of law of any crime of moral turpitude in which case the contract would be terminated and provisions for future compensation forfeited.

(d)
By Apyx, without cause, with the majority approval of the Board, for Mr. Goodwin, Mr. Saron, Mr. Ewers and Mr. Citronowicz at any time upon at least thirty (30) days prior written notice to the executive. In this case Apyx shall be obligated to pay the executive compensation in effect at such time, including all bonuses, accrued or prorated and expenses up to the date of termination. Thereafter for Messrs. Saron and Citronowicz, Apyx shall pay the executive three times the salary in effect at the time of termination payable in one lump sum.

(e)
If Apyx fails to meet its obligations to the executive on a timely basis, or if there is a change in the control of Apyx, the executive may elect to terminate his employment agreement. Upon any such termination or breach of any of its obligations under the employment agreement, Apyx shall pay Mr. Saron and Mr. Citronowicz a lump sum severance equal to three times the annual salary and bonus in effect the month preceding such termination or breach as well as any other sums which may be due under the terms of the employment agreement up to the date of termination. Mr. Goodwin and Mr. Ewers shall be paid two times their annual salary and bonus in effect the month preceding such termination or breach as well as any other sums which may be due under the terms of their respective employment agreement up to the date of termination.

There are no other employment contracts that have non-cancelable terms in excess of one year.

Outstanding Equity Awards

The following table presents information with respect to each unexercised stock option held by our Executive Officers as of December 31, 2018:

Name	# of Securities Underlying Unexercised Options (# Exercisable)	# of Securities Underlying Unexercised Options (# Unexercisable)	Weighted Average Option Exercise Price ($/Sh)	Option Expiration Range After Grant Date
Charles D. Goodwin	500,000	500,000	$2.99	12/14/2027
Jay D. Ewers (1)	—	17,500	3.23	4/30/2027
J. Robert Saron (2)	66,000	71,000	2.69	7/12/2022	-	4/30/2027
Moshe Citronowicz	66,000	71,000	2.69	7/12/2022	-	4/30/2027
Todd Hornsby (3)	85,000	171,000	4.45	8/26/2024	-	1/8/2029
Tara Semb (4)	—	—	—	—
*** These columns represent the grant date fair value of the awards as calculated in accordance with FASB ASC 718 (Stock Compensation).

(1)	Mr. Ewers resigned as an officer of the company effective December 31, 2018.
(2)	Mr. Saron resigned as an officer and a director of on August 30, 2018 in connection with the divestiture of our Core business segment
(3)	Mr. Hornsby became an officer of the company effective January 2, 2019.
(4)	Ms. Semb became an officer of the company effective January 2, 2019.

Compensation of Non-Employee Directors

The following is a table showing the director compensation for the year ended December 31, 2018:

Name (a)	Fees Earned Or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards *** ($) (d) (1)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (g)	Total ($) (h)
Andrew Makrides	$50,000	$—	$36,432	$—	$—	$—	$86,432
Lawrence J. Waldman	70,000	—	72,864	—	—	—	142,864
Michael Geraghty	40,000	—	72,864	—	—	—	112,864
John Andres	66,500	—	72,864	—	—	—	139,364
Craig Swandal	30,000	—	90,420	—	—	—	120,420
*** These columns represent the grant date fair value of the awards as calculated in accordance with FASB ASC 718 (Stock Compensation).

In 2018, our Board consisted of Charles D. Goodwin, J. Robert Saron, Andrew Makrides, John Andres, Lawrence J. Waldman, Michael Geraghty, and Craig Swandal. Mr. Gershon resigned from all of his positions with the Company effective December 15, 2017. Mr. Swandal became a member of the Board in March 2018.

In 2003, the Board adopted and stockholders approved Apyx’s 2003 Executive and Employee Stock Option Plan covering a total of 1,200,000 shares of common stock issuable upon exercise of options to be granted under the Plan.

On October 30, 2007, stockholders approved and the Board adopted an amendment to the 2003 Executive and Employee Stock Option Plan to increase the maximum aggregate number of shares of common stock reserved for issuance under the 2003 Plan from 1.2 million shares (already reserved against outstanding options) to 1.7 million shares, or an increase of 500,000 shares of common stock for future issuance pursuant to the terms of the plan. Except for the increase in the number of shares covered by the plan, the plan remains otherwise unchanged from its present status. In 2011, the Board granted 25,000 options to purchase a like number of shares of common stock.

In July of 2012, the stockholders approved the 2012 Executive and Employee Stock Option Plan covering a total of 750,000 shares of common stock issuable upon exercise of options to be granted under the plan. At December 31, 2018 approximately 70,000 remain to be issued in this plan.

In July of 2015, the stockholders approved the 2015 Executive and Employee Stock Option Plan covering a total of 2,000,000 shares of common stock issuable upon exercise of options to be granted under the plan. At December 31, 2018, approximately 326,000 remain to be issued in this plan.

In August of 2017, the stockholders approved the 2017 Executive and Employee Stock Option Plan covering a total of 3,000,000 shares of common stock issuable upon exercise of options to be granted under the plan. At December 31, 2018, approximately 1,783,000 remain to be issued in this plan.

On January 23, 2019, the Board approved the following compensation arrangement for the Corporation’s non-employee directors:

Base Annual Director Fee

•	the base annual cash compensation to be paid to each of the non-employee members of the Board shall be $35,000 per year.

Non-Executive Chairman and Vice Chairman

•	in addition to the foregoing, the additional cash compensation to be paid to the Non-executive Chairman of the Board shall be $30,000.

•	in addition to the foregoing, the additional cash compensation to be paid to the Vice Chairman of the Board shall be $27,500.

Lead Independent Director

•	in addition to the foregoing, the additional cash compensation to be paid to the Lead Independent Director of the Board shall be $15,000.

Audit Committee

•	in addition to the foregoing, the annual cash compensation to be paid to the Chairman of the Audit Committee of the Board shall be $36,000 per year.

•	in addition to the foregoing, the annual cash compensation to be paid to each of the members of the Audit Committee of the Board (other than Chairman of the Audit Committee) shall be $7,500.

Compensation Committee

•	in addition to the foregoing, the annual cash compensation to be paid to the Chairman of the Compensation Committee of the Board shall be $10,000.

•
in addition to the foregoing, the annual cash compensation to be paid to each of the members of the Compensation Committee of the Board (other than the Chairman of the Compensation Committee) shall be $5,000.

Nomination and Governance Committee

•	in addition to the foregoing, the annual cash compensation to be paid to the Chairman of the Nominating and Governance Committee of the Board shall be $5,000.

•
in addition to the foregoing, the annual cash compensation to be paid to each of the members of the Nominating and Governance Committee of the Board (other than the Chairman of the Nominating and Governance Committee) shall be $2,500.

Annual Stock Option Grant

•
each non-employee member of the Board shall be granted, on the date of the Corporation’s annual meeting of stockholders, an option to purchase 17,000 shares of the Corporation’s common stock at an exercise price equal to the closing price of the Corporation’s common stock on its principal exchange, subject to standard three (3) year vesting and upon such other terms as the Board may resolve.

There have been no changes in the pricing of any options previously or currently awarded.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board is responsible for determining the compensation of executive officers of the Company, as well as compensation awarded pursuant to the Company’s equity incentive plans.

In 2018, our Compensation Committee consisted of three independent members of the Board, Michael Geraghty (Chairman), John Andres and Lawrence J. Waldman.

No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. In addition, no member of the Compensation Committee had any relationships with the Company or any other entity that require disclosure under the proxy rules and regulations promulgated by the SEC.

COMPENSATION COMMITTEE REPORT

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in our Annual Report with management. Based on our Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, our Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and in our Annual Report for filing with the SEC. During the majority of 2018, our Compensation Committee consisted of three independent members of the Board, Michael Geraghty, who served as Chairman, John Andres and Lawrence J. Waldman.

The Compensation Committee
Michael Geraghty, Compensation Committee Chair
John Andres, Compensation Committee Member
Lawrence J. Waldman, Compensation Committee Member

The foregoing Compensation Committee Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information as of June 20, 2019, with respect to the beneficial ownership of the Company’s common stock by its executive officers, directors, all persons known by the Company to be the beneficial owners of more than 5% of its outstanding shares and by all officers and directors as a group.

	Number of Shares
Name and Address	Title	Owned (i)	Nature of Ownership	Percentage of Ownership (i)
William Weeks Vanderfelt	Common	2,850,000	Beneficial	8.4%
Coralis 44, Azzuri Village 44

Roches Noires, 31201 Mauritius

RTW Investments	Common	2,729,626		Beneficial	8.0%
250 West 55th St. 16th Floor
New York, NY 10019

Archon Capital Management, LLC	Common	2,391,898		Beneficial	7.0%
1100 19th Avenue E
Seattle, WA 98122

Andrew Makrides	Common	650,972	(ii)	Beneficial	1.9%
5115 Ulmerton Rd.
Clearwater, FL 33760

Charles D. Goodwin II	Common	500,000	(iii)	Beneficial	1.4%
5115 Ulmerton Rd.
Clearwater, FL 33760

Moshe Citronowicz	Common	499,254	(iv)	Beneficial	1.5%
5115 Ulmerton Rd.
Clearwater, FL 33760

Lawrence Waldman	Common	149,000	(v)	Beneficial	0.4%
5115 Ulmerton Rd.
Clearwater, FL 33760

Michael E. Geraghty	Common	98,000	(vi)	Beneficial	0.3%
5115 Ulmerton Rd.
Clearwater, FL 33760

Todd Hornsby	Common	88,750	(vii)	Beneficial	0.3%
5115 Ulmerton Rd.
Clearwater, FL 33760

John Andres	Common	70,500	(viii)	Beneficial	0.2%
5115 Ulmerton Rd.
Clearwater, FL 33760

Craig Swandal	Common	40,000	(ix)	Beneficial	0.1%
5115 Ulmerton Rd.
Clearwater, FL 33760

Tara Semb	Common	—	(x)	Beneficial	—%
5115 Ulmerton Rd.
Clearwater, FL 33760

Officers and Directors as a group (9 people)	2,096,476	(xi)	6.0%

(i)
Based on 34,061,360 outstanding shares of Common Stock and 2,176,651 exercisable outstanding options to acquire a like number of shares of Common Stock as of June 12, 2019, of which officers and directors owned a total of 1,055,000 vested options and 1,041,476 shares. We have calculated the percentage on the basis of the amount of outstanding securities plus, for each person or group, any securities that person or group has current or future right to acquire pursuant to options, warrants, conversion privileges or other rights based on the 13G and 13D SEC filings.

(ii)
Includes 608,972 shares and 42,000 vested options out of a total of 54,000 ten year options owned by Mr. Makrides to purchase shares of Common Stock of the Company at an exercise price between $2.54 and $5.30. Options vest equally over one year period.

(iii)
Includes 0 shares and 500,000 vested options out of a total of 1,236,000 ten year options owned by Mr. Goodwin to purchase shares of Common Stock of the Company at an exercise price between $2.99 and $7.91. Options vest equally over a two or three year period.

(iv)
Includes 406,504 shares and 92,750 vested options out of a total of 209,000 ten year options owned by Mr. Citronowicz to purchase shares of Common Stock of the Company at an exercise price ranging from $1.80 to $7.91. Options vest equally over a three or four year period.

(v)
Includes 0 shares and 149,000 vested options out of a total of 149,000 ten year options owned by Mr. Waldman to purchase shares of Common Stock of the Company at an exercise price ranging from $1.88 to $5.30. Options vest equally over a one year period.

(vi)
Includes 0 shares and 98,000 vested options out of a total of 98,000 ten year options owned by Mr. Geraghty to purchase shares of Common Stock of the Company at an exercise price ranging from $1.88 to $5.30. Options vest equally over a one year period.

(vii)
Includes 0 shares and 88,750 vested options out of a total of 256,000 ten year options owned by Mr. Hornsby to purchase shares of Common Stock of the Company at an exercise price ranging from $1.77 to $7.91. Options vest equally over a three or four year period.

(viii)
Includes 0 shares and 70,500 vested options out of a total of 70,500 ten year options owned by Mr. Andres to purchase shares of Common Stock of the Company at an exercise price ranging from $1.88 to $5.30 Options vest over a one year period.

(ix)
Includes 26,000 shares and 14,000 vested options out of a total of 24,000 ten year options owned by Mr. Swandal to purchase shares of Common Stock of the Company at an exercise price of $5.30. Options vest over a one year period.

(x)
Includes 0 shares and 0 vested options out of a total of 65,000 ten year options owned by Ms. Semb to purchase shares of Common Stock of the Company at an exercise price of $7.91. Options vest equally over a three year period.

(xi)
Includes 906,000 vested options out of a total of 2,012,500 ten year outstanding options and 1,041,476 shares owned by all Executive Officers and directors as a group. The last date the options can be exercised is January 4, 2029.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders (the “Reporting Persons”) are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 2018 all filing requirements applicable to the Reporting Persons were timely met, with the exception of Jay D. Ewers who failed to timely file a Form 4 showing 1 transaction, Craig A. Swandal who failed to timely file his Form 3 and a Form 4 showing 1 transaction, John C. Andres who failed to timely file a Form 4 showing 1 transaction, Michael Geraghty who failed to timely file a Form 4 showing 1 transaction, Andrew Makrides who failed to timely file a Form 4 showing 1 transaction, and Lawrence Waldman who failed to timely file a Form 4 showing 1 transaction.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our policy is that employees, non-employees and third parties must obtain authorization from the appropriate department executive manager, for any business relationship or proposed business transaction in which they or an immediate family member has a direct or indirect interest, or from which they or an immediate family member may derive a personal benefit (a “related party transaction”). The maximum dollar amount of related party transactions that may be approved as described above in this paragraph in any calendar year is $120,000. Any related party transactions that would bring the total value of such transactions to greater than $120,000 must be referred to the Audit Committee to determine the procedure for approval and then have the recommendations presented to the Board for approval.

Several relatives of Nikolay Shilev, Apyx Bulgaria’s Managing Director, are considered related parties. Teodora Shileva, Mr. Shilev’s spouse, is an employee of the Company working in the Accounting department. Antoaneta Dimitrova Shileva-Toromanova, Mr. Shilev’s sister, is the Manager of Production and Human Resources. Svetoslav Shilev, Mr. Shilev’s son, is an Engineer in the Quality Assurance department.

Independent Board Members

The Board currently has four independent members, John Andres, Michael Geraghty, Lawrence J. Waldman and Craig Swandal who meet the existing independence requirements of The NASDAQ Stock Market LLC and the Securities and Exchange Commission.

PROPOSAL TWO

RATIFICATION OF AUDITORS

The Audit Committee determined, consistent with good governance practices, to review the selection of the Company’s independent auditor for the fiscal year ending December 31, 2019. The Company conducted a competitive request for proposal process with several independent registered public accounting firms. Following the conclusion of this process, the Audit Committee, on May 30, 2019, recommended and authorized the dismissal of Frazier & Deeter, LLC (“F&D”) as the Company’s independent registered public accounting firm, and authorized the engagement of BDO USA, LLP (“BDO”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The change in the Company’s independent registered public accounting firm was effective as of June 3, 2019, and BDO will perform the review of the Company’s interim quarterly period ending June 30, 2019.

F&D’s audit reports on the Company’s financial statements for the fiscal years ended December 31, 2018 and 2017 were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2018 and 2017 and during the subsequent interim period preceding the date of F&D’s dismissal, there were (i) no disagreements with F&D on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of F&D, would have caused F&D to make reference to the subject matter of the disagreements in connection with its reports and (ii) no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Act).

F&D’s audit report on the Company’s financial statements for the fiscal year ended December 31, 2018 contained an adverse opinion on the Company’s internal control over financial reporting.

As reported in our Annual Report, management concluded that the Company did not maintain effective internal control over financial reporting as of December 31, 2018 due to the material weaknesses described in the Annual Report. The subject matter of these material weaknesses was discussed by the Audit Committee with F&D.  The Audit Committee has authorized F&D to respond fully to the inquiries of the successor independent registered public accounting firm concerning these material weaknesses.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided F&D with a copy of this disclosure and requested F&D to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made above by the Company (the “Letter”). A copy of the letter was filed with the Company’s Current Report on Form 8-K filed with the SEC on June 4, 2019, a copy of which is incorporated herein by reference.

Prior to engaging BDO, the Company did not consult with BDO regarding (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Act and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act).

BDO has been engaged as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019. Representatives of BDO are expected to be available at the meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so. Neither the Company's bylaws nor the governing documents or law require stockholder ratification of the selection of BDO as the Company's independent registered public accounting firm. However, this proposal is being submitted to the stockholders as a matter of good corporate practice. If the stockholders do not ratify BDO, the appointment of another firm of independent certified public accountants may be considered by the Audit Committee. Even if BDO is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that doing so is in the best interests of the Company and its stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF BDO USA, LLC AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR ENDING DECEMBER 31, 2018.

The following table sets forth the aggregate fees billed to us by our former accountants, Frazier & Deeter, LLC:

	Year Ended December 31,
(In thousands)	2018	2017
Audit fees (1)	$443	$173
Audit related fees (2)	112	3
Tax fees (3)	—	—
All other fees (4)	—	—
Total fees billed	$555	$176

(1)
Audit fees consist of fees billed for professional services rendered for the audit of Apyx's annual financial statements and reviews of its interim consolidated financial statements included in quarterly reports and other services related to statutory and regulatory filings or engagements.

(2)
Audit related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or reviews of Apyx's consolidated financial statements and are not reported under “Audit Fees”.

(3)
Tax fees consist of fees billed for professional services rendered for tax compliance and tax advice (domestic and international). These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning.

(4)	All other fees consist of fees for products and services other than the services reported above.

AUDIT COMMITTEE REPORT

Our Audit Committee is composed of "independent" directors, as determined in accordance with Rule 10A-3 of the Securities Exchange Act of 1934. The Audit Committee operates pursuant to a written charter adopted by the Board.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board with its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements, assessing the independent registered public accounting firm’s qualifications, independence and performance for us. Management is responsible for preparation, presentation and integrity of our financial statements as well as our financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The following is the Audit Committee’s report submitted to the Board for 2018.

As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent registered public accountants all annual and quarterly financial statements prior to their issuance. During fiscal 2018, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and management reviewed significant accounting and disclosure issues with the Audit Committee.

The Audit Committee recognizes the importance of maintaining the independence of the Company’s Independent Auditor, both in fact and appearance. Each year, the Committee evaluates the qualifications, performance and independence of the Company’s Independent Auditor and determines whether to re-engage the current Independent Auditor. Based on this evaluation, the Audit Committee recommended and authorized the dismissal of F&D as the Company’s independent registered public accounting firm, and authorized the engagement of BDO to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. Although the Audit Committee has the sole authority to appoint the Independent Auditors, the Audit Committee will continue to recommend that the Board ask the stockholders, at the Annual Meeting, to ratify the appointment of the Independent Auditors.

The Committee reviewed with the independent auditor, which is responsible for expressing an opinion on the conformity of those audited financial statements and related schedules with US generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the

Committee by the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), including PCAOB Auditing Standard No. 16, Communications with Audit Committees, the rules of the Securities and Exchange Commission, and other applicable regulations. In addition, the Committee has discussed with the Independent Auditor the firm’s independence from Company management and the Company, including the matters in the letter from the firm required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and considered the compatibility of non-audit services with the independent auditor’s independence.

In addition, the Audit Committee has met separately in executive session with management and with F&D, the Company’s former independent auditors.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report for filing with the Securities and Exchange Commission.

The Audit Committee
Lawrence J. Waldman, Audit Committee Chair
John Andres, Audit Committee Member
Michael Geraghty, Audit Committee Member
Craig Swandal, Audit Committee Member
May 30, 2019

The foregoing Audit Committee Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

PROPOSAL THREE

APPROVAL OF ADVISORY RESOLUTION
SUPPORTING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

General

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Section 14A of the Securities Exchange Act of 1934, as amended, the Company is asking its stockholders to vote, on an advisory basis, to approve the compensation of its named executive officers as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on the compensation of the Company’s Named Executive Officers. For purposes of this Proxy Statement, the following Company executives are referred to collectively as the “Named Executive Officers”: Charles D. Goodwin, Tara Semb, Todd Hornsby, and Moshe Citronowicz. We are required to hold a vote regarding the frequency of future non-binding advisory votes relating to future named executive officer compensation once every six years. Our Stockholders last voted on the frequency of future non-binding advisory votes relating to future named executive officer compensation at our 2013 Annual Meeting of Stockholders, in which our Stockholders voted to hold an annual non-binding advisory vote relating to the frequency of future non-binding advisory votes on resolutions approving future named executive officers compensation. We are asking our Stockholders to vote on the frequency of future non-binding advisory votes relating to future named executive officer compensation at this Annual Meeting, as further discussed in Proposal 4 below.

Compensation Program and Philosophy

Our executive compensation program is designed to attract, reward and retain key employees, including our Named Executive Officers, who are critical to the Company’s long-term success. Stockholders are urged to read the “Executive Compensation” section of this Proxy Statement for greater detail about the Company’s executive compensation programs, including information about the fiscal year 2018 compensation of the Named Executive Officers.

The Company is asking the stockholders to indicate their support for the compensation of the Company’s Named Executive Officers as described in this Proxy Statement by voting in favor of the following resolution:

RESOLVED, that the stockholders ratify and approve the compensation of the Named Executive Officers of Apyx Medical Corporation, as disclosed in the “Compensation Discussion and Analysis”, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2019 Annual Meeting of Stockholders.

Even though this Say-on-Pay vote is advisory and therefore will not be binding on the Company, the Compensation Committee and the Board value the opinions of the Company’s stockholders. Accordingly, to the extent there is a significant vote against the compensation of the Named Executive Officers, the Board will consider stockholder concerns and the Compensation Committee will evaluate what actions, if any, may be necessary or appropriate to address those concerns. You may vote “for,” “against,” or “abstain” from the proposal to approve on an advisory basis the compensation of our Named Executive Officers.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” SUPPORTING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL FOUR

ADVISORY VOTE ON THE FREQUENCY OF
AN ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

General

Pursuant to the Dodd-Frank Act, and Section 14A of the Securities Exchange Act of 1934, as amended, the Company is also asking its stockholders to provide their input with regard to the frequency of future stockholder advisory “say on pay” votes on the compensation of future named executive officers, such as the proposal contained in Proposal 3 above. In particular, we seek your input on whether the advisory vote on executive compensation should occur once every year, every two years or every three years.

After considering this agenda item, the Board has determined that an advisory vote on executive compensation every three years is the appropriate interval for conducting and responding to a “say on pay” vote.  By providing an advisory vote on executive compensation every three years, stockholders will be able to provide the Company with direct input on its compensation philosophy, policies and practices after having enough time to view its impact on the Company’s business.

Vote Required

Pursuant to this non-binding advisory vote on the frequency of future non-binding advisory votes on Named Executive Officer compensation, stockholders will be able to specify one of four choices for this proposal on the proxy card or voting instruction: one year, two years, three years or abstain.

Even though your vote is advisory and therefore will not be binding on the Company, the Board and the Compensation Committee value the opinions of our stockholders and will consider the stockholder vote on the frequency of the vote on the future compensation of our future Named Executive Officers. Nevertheless, the Board may decide to hold a non-binding advisory vote on future compensation of future Named Executive Officers more or less frequently than the option voted by the stockholders.

The Board unanimously recommends that you vote for “Three Years” as the preferred frequency for the approval of the non-binding advisory resolution of the future compensation of the Company’s future Named Executive Officers.

PROPOSAL FIVE

APPROVAL OF THE 2019 SHARE INCENTIVE PLAN

At the Annual Meeting, stockholders will be asked to approve the Company’s 2019 Share Incentive Plan (the “2019 Plan”), which was adopted by the Board subject to approval by the Company’s stockholders. The Board considers the 2019 Plan to be important to: (i) aid in maintaining and developing key employees capable of assuring the future success of the Company and to offer such personal incentives to put forth maximum efforts for the success of the Company's business; (ii) to enhance the Company's ability to attract and retain the services of experienced and knowledgeable outside directors; and (iii) to afford such key employees and outside directors an opportunity to acquire a proprietary interest in the Company, thereby aligning their interests with the interests of the Company’s stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE 2019 SHARE INCENTIVE PLAN.

Summary of the New Plan

The following summary of the main features of the 2019 Plan is qualified in its entirety by reference to the complete text of the 2019 Plan, which is set forth as Exhibit A to this Proxy Statement. For purposes of the discussion contained in this Proposal No. 5, all capitalized terms shall have the meaning proscribed to such terms in the 2019 Plan, except as otherwise provided.

The 2019 Plan authorizes the grant and issuance of two different types of Awards: Options (“Stock Options”), which can qualify as “incentive stock options” under the Code, or as “non-qualified stock options;” and Restricted Stock, which is stock that is contingent on an employee satisfying conditions, including without limitation continued employment, passage of time or satisfaction of performance criteria.

The 2019 Plan has a number of special terms and limitations, including:

•	The exercise price for Stock Options granted under the 2019 Plan must at least equal the Shares’ fair market value at the time the Stock Option is granted;

•	The 2019 Plan expressly states that Stock Options granted under it cannot be “repriced,” as defined in the 2019 Plan, without stockholder approval;

•	2,000,000 shares, are proposed to be available for granting any Award under the 2019 Plan; and

•	Stockholder approval is required for certain types of amendments to the 2019 Plan.

Eligibility

Any Key Employee, including any Key Employee who is an officer or director of the Company or any Affiliate, any Outside Director or a third party consultant to the Company or any Affiliate shall be eligible to be designated a Participant; provided however, that an Incentive Stock Option shall not be granted to: (1) an Outside Director; or (2) an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

Administration

The 2019 Plan may be administered by a committee of the Board comprised of non-employee directors (the "Committee"), although the Board may exercise any authority of the Committee under the 2019 Plan in lieu of the Committee’s exercise thereof.

Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock; (vi) determine whether to, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash or Shares payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

Shares Available for Awards

The aggregate number of Shares that can be issued under the 2019 Plan may not exceed 2,000,000 (including pursuant to Incentive Stock Options). If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or if an Award otherwise terminates without the delivery of any shares or cash payments to be received thereunder, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. In addition, any shares that are used by a Participant as full or partial payment to the Company of the purchase price of Shares acquired upon exercise of an Option or satisfy applicable tax withholding requirements (including social insurance requirements) upon the exercise or vesting of an Award shall again be available for granting Awards.

In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or securities or other property) subject to outstanding Awards and (iii) the exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

Awards

The 2019 Plan authorizes the grant and issuance of the following types of Awards: Stock Options and Restricted Stock.

Stock Options

Subject to the express provisions of the 2019 Plan and as discussed in this paragraph, the Committee has discretion to determine the vesting schedule of Stock Options, the events causing a Stock Option to expire, the number of shares subject to any Stock Option, the restrictions on transferability of a Stock Option, and such further terms and conditions, in each case not inconsistent with the 2019 Plan, as may be determined from time to time by the Committee. The 2019 Plan expressly provides that the Company cannot “reprice” Stock Options without stockholder approval. The exercise price for Stock Options may not be less than 100% of the fair market value of the Common Stock (as determined pursuant to the 2019 Plan) at the time the Stock Option is granted. The term of each Option shall be fixed by the Committee, but such term shall not exceed 10 years from the date on which such Option is granted. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash and or shares having a Fair Market Value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made.

Restricted Stock

The Committee may make Awards of restricted stock to participants, which will be subject to restrictions on transferability and other restrictions as the Committee may impose, including, without limitations on the right to vote restricted stock or the right to receive dividends, if any, on the restricted stock. These Awards may be subject to forfeiture and reacquired by the Company upon any conditions or criteria established by the Committee, including without limitation termination of employment or upon resignation or removal as an Outside Director during the applicable restriction period.

Amendments and Termination

The Board may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that:

•	change the maximum number of shares of Common Stock for which Awards may be granted under this Plan;

•	extend the term of this Plan; or

•	change the class of persons eligible to participate in the Plan.
The Committee may amend, alter or discontinue an Award made under the Plan which would impair the rights of any Award holder, without such holder’s consent, under any Award theretofore granted; provided that no such consent shall be required if the Committee determines in its sole discretion and prior to the date of any change in control, recapitalization, stock dividend, stock split, reorganization, merger, consolidation or similar type transaction that such amendment or alteration either is required or advisable in order for the Company, the Plan or any Award granted to satisfy any law or regulation or to meet the requirements of any accounting standard.

No Award granted under the 2019 Plan shall be granted pursuant to the 2019 Plan more than 10 years after the date of the Company’s stockholders' adoption of the 2019 Plan.

Income Tax Withholding; Tax Bonuses

Withholding. In order to comply with all applicable federal, state or foreign income tax or social insurance contribution laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or foreign payroll, withholding, income, social insurance contributions or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all federal, state and foreign taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter to approve bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal, state and foreign taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

Tax Effect to Company

The Company generally will be entitled to a tax deduction in connection with an Award under the 2019 Plan in an amount equal to the compensation income (ordinary income) realized by a Participant and at the time the Participant recognizes such income (for example, the exercise of a NQSO). Special rules limit the deductibility of compensation paid to certain Covered Employees of the Company (as defined by Section 162(m) of the Code, the annual compensation paid to any of these Covered Employees will be deductible only to the extent that it does not exceed $1,000,000 or if the compensation is paid solely on account of attaining one or more pre-established, objective performance goals. The 2019 Plan has been constructed such that some Awards in the Committee’s discretion may qualify as “performance-based compensation” under Section 162(m) of the Code and thus would be deductible even if the total compensation paid to the Covered Employee is in excess of $1,000,000. However, whether an Award will qualify under Section 162(m) as "performance-based compensation" will depend on the terms, conditions and type of the Award issued to the Covered Employee. For example, grants of Stock Options or Restricted Stock often vest only according to the optionee’s or grantee’s length of employment rather than pre-established performance goals. Therefore, the compensation derived from the Awards made to Covered Employees may not be deductible by the Company to the extent the Covered Employee’s total compensation exceeds $1,000,000.

Vote Required

Assuming a quorum is present at the Annual Meeting, the affirmative vote of a majority of votes cast by the holders of Common Stock represented and entitled to vote at the Annual Meeting is required to approve the 2019 Plan.

The Board believes that the approval of the 2019 Plan is in the Company’s and the stockholders' best interests. The Company’s non-employee directors have an interest in the proposal to adopt the 2019 Plan since each is an eligible Participant in Awards under the 2019 Plan.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Stockholder proposals intended to be considered for inclusion in the proxy statement for presentation at the Company’s 2020 Annual Meeting of Stockholders must be received in writing at the Company’s offices at 5115 Ulmerton Road, Clearwater, Florida 33760, Attn: Corporate Secretary, no later than April 3, 2020, for inclusion in the Company’s proxy statement and proxy card relating to such meeting. Such proposals must comply with applicable SEC rules and regulations.

In order for any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) to be presented directly at next year’s annual meeting, we must receive written notice of the proposal in a timely manner, but in any event no later than June 17, 2020. If such notice is received, proxies may be voted at the discretion of management if we advise stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials, delivering a single set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, or if you are receiving multiple sets of proxy materials and wish to receive only one, please notify your broker. Stockholders who currently receive multiple sets of the proxy materials at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board is not aware of any other matter other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons appointed as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT

WE ARE PROVIDING HEREWITH, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, FOR THE YEAR ENDED DECEMBER 31, 2018, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. IF ANY PERSON RECEIVES THIS PROXY MATERIALS WITHOUT THE FOREGOING DOCUMENTS, THE COMPANY UNDERTAKES TO PROVIDE, WITHOUT CHARGE, UPON A WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2018, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORTS SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, APYX MEDICAL CORPORATION, 5115 ULMERTON ROAD, CLEARWATER, FLORIDA 33760. THE COMPANY’S TELEPHONE NUMBER AT SUCH OFFICE IS (727) 384-2323.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with that act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F. Street NE, Washington, DC 20549 or may be accessed at www.sec.gov.

By order of the Board of Directors

Dated: June 21, 2019	By:	/s/ Andrew Makrides
Andrew Makrides
Chairman of the Board of Directors

BOVIE MEDICAL CORPORATION
PROXY

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 1, 2019. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Stockholders and Proxy Statement of Apyx Medical Corporation in connection with the 2019 Annual Meeting to be held on August 1, 2019, and appoints Andrew Makrides and Charles D. Goodwin, or either of them, proxy with power of substitution, for and in the name of the undersigned, and hereby authorizes each or either of them to represent and to vote, all the shares of common stock of Apyx Medical Corporation, a Delaware corporation (“Company”), that the undersigned would be entitled to vote at our Annual Meeting of Stockholders (“Annual Meeting”) on August 1, 2019 and at any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting, hereby revoking any proxy heretofore given. The proxy holders appointed hereby are further authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting. This proxy will be voted as specified. If no direction is made, this proxy will be voted in favor of all proposals.

The Board recommends that you vote “FOR” the Board’s nominees for directors (Proposal 1); “FOR” the ratification of BDO USA, LLC (Proposal 2); “FOR” the approval of the non-binding advisory resolution supporting the compensation of our named executive officers (Proposal 3); “FOR” “Three Years” for Proposal 4; “FOR” the approval of the Company’s 2019 Share Incentive Plan (Proposal 5); and, in the proxy holder’s best judgment, as to any other matters that may properly come before the Annual Meeting

☒ Please mark your votes
as in this example using
dark ink only.

1.
The election of the following nominees to the Company’s Board of Directors to serve until the 2020 Annual Meeting of Stockholders: Andrew Makrides, Charles D. Goodwin, Michael Geraghty, Lawrence J. Waldman, John Andres and Craig Swandal.

	01)	Andrew Makrides	FOR	AGAINST	WITHHOLD
			☐	☐	☐

	02)	Charles D. Goodwin	FOR	AGAINST	WITHHOLD
			☐	☐	☐

	03)	Michael Geraghty	FOR	AGAINST	WITHHOLD
			☐	☐	☐

	04)	Lawrence J. Waldman	FOR	AGAINST	WITHHOLD
			☐	☐	☐

	05)	John Andres	FOR	AGAINST	WITHHOLD
			☐	☐	☐

	06)	Craig Swandal	FOR	AGAINST	WITHHOLD
			☐	☐	☐
Please see reverse for additional proposals

2.	The ratification of BDO USA, LLC as the Company's independent public accountants for the year ending December 31, 2019.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

3.	The approval of a non-binding advisory proposal approving a resolution supporting the compensation of named executive officers.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

4.	The approval of a non-binding advisory vote on the frequency of an advisory vote on compensation of named executive officers.
	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
	☐	☐	☐	☐

5.	The approval of the 2019 Share Incentive Plan.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, all as set out in the Notice and Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.

Please sign exactly as your name appears and return this proxy card immediately in the enclosed stamped self-addressed envelope.

Signature(s)	Signature
Dated:

NOTE: Please mark, date and sign exactly as name(s) appear on this proxy and return the proxy card promptly using the enclosed envelope. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. Executors, administrators, attorneys, trustees, or guardians should state full title or capacity. Joint owners should each sign. If signer is a partnership, please sign in partnership name by authorized person.

Exhibit A

APYX MEDICAL CORPORATION
2019 SHARE INCENTIVE PLAN

Section 1. Purpose.

The purposes of the Apyx Medical Corporation Share Incentive Plan (the “Plan”) are to: (i) aid in maintaining and developing key employees capable of assuring the future success of Apyx Medical Corporation (the “Company”), and to offer such personnel incentives to put forth maximum efforts for the success of the Company’s business; (ii) to enhance the Company’s ability to attract and retain the services of experienced and knowledgeable outside directors; and (iii) to afford such key employees and outside directors an opportunity to acquire a proprietary interest in the Company, thereby aligning their interests with the interests of the Company’s stockholders.

Section 2. Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

(a)“Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

(b) “Award” shall mean any Option or Restricted Stock granted under the Plan.

(c)“Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

(d)“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(e)“Committee” shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan and composed of not less than three (3) directors, each of whom is a “Non-Employee Director” within the meaning of Rule 16b-3.

(f)“Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, for purposes of the Plan, the Fair Market Value of Shares on a given date shall be the closing price of the Shares on such date on The NASDAQ Stock Market LLC (“NASDAQ”) or any other national securities exchange on which the Company’s Common Stock is listed.

(g)“Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(h)“Key Employee” shall mean any employee of the Company or any Affiliate who the Committee determines to be a key employee.

(i)“Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(j)“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(k)“Outside Director” shall mean each member of the Board of Directors of the Company that is not also an employee of the Company or any Affiliate of the Company.

(l)“Participant” shall mean either: (i) a Key Employee, (ii) an Outside Director, or (iii) a third party consultant to the Company or any Affiliate designated to be granted an Award under the Plan.

(m)“Person” shall mean any individual, corporation, partnership, association or trust.

(n)“Restricted Stock” shall mean any Share granted under Section 6(b) of the Plan.

(o)“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto.

(p)“Shares” shall mean shares of Common Stock, $.001 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

Section 3. Administration.

(a)Power and Authority of the Committee. The Plan shall be administered by the Board of Directors, or if the Board of Directors shall so designate, by the Committee. For purposes of this Plan, references to the Committee shall mean either the Board of Directors or the Committee if the Committee has been designated by the Board of Directors to administer the Plan. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash or Shares payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

(b)Meetings of the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as the Committee may determine. A majority of the Committee’s members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

Section 4. Shares Available for Awards.

(a)Shares Available. Subject to adjustment as provided in Section 4(c), the number of Shares available for the granting of Awards under the Plan shall be 2,000,000. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares or cash payments to be received thereunder, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. In addition, any Shares that are used by a Participant as full or partial payment to the Company of the purchase price of Shares acquired upon exercise of an Option or to satisfy applicable tax withholding requirements (including social insurance requirements) upon the exercise or vesting of an Award shall again be available for granting Awards.

(b)Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(c)Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or securities or other property) subject to outstanding Awards and (iii) the exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

Section 5. Eligibility.

Any Key Employee, including any Key Employee who is an officer or director of the Company or any Affiliate, any Outside Director or a third party consultant to the Company or any Affiliate shall be eligible to be designated a Participant; provided, however, that an Incentive Stock Option shall not be granted to: (1) an Outside Director; or (2) an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

Section 6. Awards.

Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than the Fair Market Value of the Shares on the date such option is granted.

(ii)Option Term. The term of each Option shall be fixed by the Committee, but such term shall not exceed 10 years from the date on which such Option is granted.

(iii)Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made.

(a)Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)Restrictions. Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii)Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

(iii)Forfeiture; Delivery of Shares. Except as otherwise determined by the Committee, upon termination of employment or upon resignation or removal as an Outside Director (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

(b)General.

(i)No Cash Consideration for Awards. Except as otherwise determined by the Committee, Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii)Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in Shares, cash or a combination thereof as the Committee shall determine, and may be made in a single payment, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installments or deferred payments.

(iv)Limits On Transfer of Awards. No Award and no right under any such Award shall be assignable, alienable, salable or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that a Participant may, in the manner established by the Committee,

(A)designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant, or

(B)transfer a Non-Qualified Stock Option to any “family member” (as such term is used in Form S-8 under the Securities Act of 1933) of such Participant, provided that (1) there is no consideration for such transfer or such transfer is effected pursuant to a domestic relations order in settlement of marital property rights, and (2) the Non-Qualified Stock Options held by such transferees continue to be subject to the same terms and conditions (including restrictions or subsequent transfers) as were applicable to such Non-Qualified Stock Options immediately prior to their transfer.

Each Award or right under any Award shall be exercisable during the Participant’s lifetime only by the Participant, by a transferee pursuant to a transfer permitted by clause (B) of this Section 6(c)(iv), or, if permissible under applicable law, by the Participant’s or such transferee’s guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)Term of Awards. Subject to the terms of the Plan, the term of each Award shall be for such period as may be determined by the Committee.

(vi)Restrictions; Securities Exchange Listing. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal, state or foreign securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares are traded on a securities exchange, the Company shall not be required to deliver any Shares covered by an Award unless and until such Shares have been admitted for trading on such securities exchange.

Section 7. Amendment and Termination; Adjustments.

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a)Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that:

(i)absent such approval, would cause Rule 16b-3 to become unavailable with respect to the Plan;

(ii)requires the approval of the Company’s stockholders under any rules or regulations of The NASDAQ Stock Exchange LLC, or, if applicable Financial Industry Regulatory Authority, Inc. or any securities exchange that are applicable to the Company; or

(iii)requires the approval of the Company’s stockholders under the Code in order to permit Incentive Stock Options to be granted under the Plan.

(b)Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively, subject to Section 7(c) of the Plan. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof.

(c)Prohibition on Option Repricing. The Committee shall not reduce the exercise price of any outstanding Option, whether through amendment, cancellation or replacement grants, or any other means, without shareholder approval.

(d)Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8. Income Tax Withholding; Tax Bonuses.

(a)Withholding. In order to comply with all applicable federal, state or foreign income tax or social insurance contribution laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or foreign payroll, withholding, income, social insurance contributions or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all federal, state and foreign taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

(b)Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter to approve bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal, state and foreign taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

Section 9. General Provisions.

(a)No Rights to Awards. No Key Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Key Employees, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to different Participants.

(b)Delegation. The Committee may delegate to one or more officers of the Company or any Affiliate or a committee of such officers the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to Key Employees who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

(c)Terms of Awards. The specific terms of an Award pursuant to the Plan shall be set forth in an Award Agreement duly executed (by manual, facsimile or electronic signature) on behalf of the Company.

(d)No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(e)No Right to Employment or Directorship. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate or any right to remain as a member of the Board of Directors, as the case may be. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment (or remove an Outside Director), free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f)Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware, without regard to its conflicts of laws principals.

(g)Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(h)No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(i)No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(j)Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10. Effective Date of the Plan.

The Plan shall be effective as of the date of its approval by the stockholders of the Company.

Section 11. Term of the Plan.

Awards shall be granted under the Plan during a period commencing the date the Plan was approved by the stockholders of the Company, through a date which is ten (10) years from the date of such shareholder approval. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the ending date of the period stated above, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the end of such period.